American Century World Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement International Opportunities Fund
Supplement dated March 22, 2019 ■ Prospectus dated April 1, 2018 and Summary Prospectus dated April 1, 2018 (as revised August 1, 2018)

The following replaces the Shareholder Fees and Annual Fund Operating Expenses tables on page 1 of the summary prospectus and page 2 of the prospectus.

Shareholder Fees (fees paid directly from your investment)
	Investor	I	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None¹	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	A	C	R
Management Fee[2]	1.46%	1.26%	1.46%	1.46%	1.46%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.47%	1.27%	1.72%	2.47%	1.97%

[1]	Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.

[2]	The management fee has been restated to reflect a decrease in the management fee schedule effective March 22, 2019.

The following replaces the Example table on page 2 of the summary prospectus and the prospectus.

	1 year	3 years	5 years	10 years
Investor Class	$150	$466	$803	$1,756
I Class	$130	$403	$698	$1,533
A Class	$740	$1,087	$1,455	$2,487
C Class	$251	$771	$1,316	$2,801
R Class	$200	$619	$1,063	$2,293

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-95042 1903